                             DEALER SALES AGREEMENT
                                    BETWEEN
                   ALL COMMUNICATIONS AND SPRINT NORTH SUPPLY

         This Agreement made and entered into this 10th day of March 1997 by and between Sprint North Supply, an Ohio corporation, with its principal office located at 600 New Century Parkway, New Century, Kansas, hereinafter referred to as "North" and ALL COMMUNICATIONS" with its principal offices located at 1450 Route 22 West, Mountainside, NJ hereinafter referred to as All Communications (Reseller)". In consideration of the mutual promises and conditions contained herein, the parties agree as follows:

1.       APPOINTMENT

         North appoints ALL COMMUNICATIONS (Reseller) as a non-exclusive, authorized dealer for the sale of SONY (Manufacturer) products set forth in Exhibit (A) and ALL COMMUNICATIONS (Reseller) accepts such appointment and agrees to purchase SONY (Manufacturer) Products as set forth in Exhibit (A) and under the terms of this Agreement.

2.       TERM OF AGREEMENT

         This Agreement shall extend from the date written above until terminated pursuant to paragraph 13.

3.       ALL COMMUNICATIONS (RESELLER) OBLIGATIONS

         At the acceptance of the appointment hereunder, ALL COMMUNICATIONS (Reseller) agrees to:

A. Make best efforts to purchase and take delivery of $225K of SONY (Manufacturer) Product as outlined in Exhibit (B) (price list) and Exhibit (C) (overview).

B.       Meet North Supply credit requirements and payment terms. See Exhibit
(D) (credit application).

C.       Purchase SONY (Manufacturer) Products only from North Supply.

D. Purchase Demonstration equipment deemed necessary by North and SONY (Manufacturer) to promote and exhibit SONY's (Manufacturer) Products is identified and priced in Exhibit (C).

E. Allow North to utilize the name of ALL COMMUNICATIONS (Reseller) in periodic advertising campaigns.

F. Product Training for Sales/Technical Staff is required. Product training requirements are set forth in Exhibit (E).

G. First Level support for SONY (Manufacturer) Product and installation will be provided by ALL COMMUNICATIONS (Reseller) to the end-user or the business purchasing the Product from ALL COMMUNICATIONS (Reseller).

4.       NORTH SUPPLY OBLIGATIONS

         North agrees to provide ALL COMMUNICATIONS (Reseller):

A. North will use its best efforts in providing ALL COMMUNICATIONS (Reseller) availability and timely delivery of Product.

B. Product sales literature and/or tools will be provided in line with SONY's (Manufacturer) literature policy.

C. Technical updates on an "as needed" basis by a Notice to ALL COMMUNICATIONS (Reseller).

D.       Price change notification.

E. Telephone technical support for ALL COMMUNICATIONS (Reseller) of the Product during normal work hours. An 800 number will be provided.

F.       Outside and inside sales support.

5.       USE OF NAME AND TRADEMARKS

         Use of the SONY (Manufacturer) name and logo Exhibit (A) is limited to the exact treatment shown in Exhibit (A) and as outlined in the Logo Guidelines section of the advertising support materials of your Reseller package. Any other use or treatment without the express written consent of SONY (Manufacturer) is strictly prohibited.

6.       PRICING

         North will extend pricing to ALL COMMUNICATIONS (Reseller) as outlined in Exhibits (B) and (C). Performance will be reviewed and pricing may be adjusted on a quarterly basis based on the prior quarter's activities.

7.       WARRANTY AND LIMITATION OF LIABILITY

         North makes no actual warranty of its own but will pass through to the Reseller SONY's (Manufacturer's) warranty to the extent that such warranty is provided in Exhibit (A). In the event that Reseller discovers a Product to be defective, North will assist the Reseller in notifying SONY (Manufacturer) of such defect and to take such other action as North deems appropriate. NORTH MAKES NO EXPRESS AND/OR IMPLIED WARRANTIES WHETHER OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR OTHERWISE (except as to title) other than those expressly set forth above, and IN NO EVENT DOES NORTH ASSUME, NOR SHALL IT BE LIABLE FOR CONSEQUENTIAL OR SPECIAL DAMAGES, OR FOR INSTALLATION ADJUSTMENT OR OTHER EXPENSES WHETHER DIRECT OR INDIRECT. No waiver, alteration or modification of the foregoing conditions shall be valid unless made in writing and signed by an executive officer of North Supply.

8.       MATERIAL RETURN AUTHORIZATION

         North will accept returns based on warranty, repair and return policy of itself and SONY (Manufacturer).

9.       LIMITATION OF LIABILITY

         THE LIABILITY OF THE DIVISION, IF ANY, AND THE RESELLER'S SOLE AND EXCLUSIVE REMEDY FOR DAMAGES FOR ANY CLAIM OF ANY KIND WHATSOEVER, REGARDLESS OF LEGAL THEORY, AND WHETHER ARISING IN TORT OR CONTRACT, WITH REGARD TO THIS AGREEMENT, REGARDLESS OF THE DELIVERY OR NON-DELIVERY OF THE PRODUCTS, OR WITH RESPECT TO THE PRODUCTS, SHALL NOT BE GREATER THAN THE ACTUAL PURCHASE PRICE, AND ALL TRANSPORTATION AND CUSTOMARY HANDLING CHARGES PAID FOR THE CLAIMS MADE. UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY SPECIAL, INDIRECT, OR CONSEQUENTIAL DAMAGES OF ANY KIND. SUCH DAMAGES INCLUDE, BUT ARE NOT LIMITED TO, COMPENSATION, REIMBURSEMENT OR DAMAGES ON ACCOUNT OF THE LOSS OF PRESENT OR PROSPECTIVE PROFITS, EXPENDITURES, INVESTMENTS OR COMMITMENTS, WHETHER MADE IN THE ESTABLISHMENT, DEVELOPMENT OR MAINTENANCE OF BUSINESS REPUTATION OR GOODWILL, FOR LOSS OF DATA, COST OF SUBSTITUTE PRODUCTS, COST OF CAPITAL, AND THE CLAIMS OF THIRD PARTIES, INCLUDING CUSTOMERS, OR FOR ANY OTHER REASON WHATSOEVER.

         In no event shall North be liable for any damages, special or consequential arising out of or resulting from the Product furnished hereunder and in no event for installation, adjustment, or other expenses whether direct or indirect.

         North's liability cannot be expanded by any statement made by Reseller or Reseller's agent. Any Product claim beyond the described functional specifications provided by SONY (Manufacturer) by the Reseller shall be the sole responsibility of the Reseller.

10.      ASSIGNMENT

         Neither party to this Agreement may assign this Agreement without the consent of the other party. Such consent shall not be unreasonably denied without good cause.

         North has the option of terminating this Agreement in the event of any material changes in the structure, ownership, management, location or organization of the Reseller Company.

11.      RELATIONSHIP OF PARTIES

         This Agreement does not in any way create the relationship of joint venture, partnership, or principal and agent between North and Reseller; and neither shall have the power of ability to pledge the credit of the other not to bind the other nor to contract in the name of nor create a liability against the other in any way for any purpose. It is specifically understood that Reseller is an Independent Agent and not a Franchise of North and that this Agreement is not a Franchise Agreement and should not be construed as such.

12.      SOFTWARE SUBLICENSE

         Purchasers of hardware equipment which contain software from North agree to comply with all terms and conditions of the software license granted to North by its third party licenser which shall have no liability whatsoever to customer and agrees that the license is personal, non-exclusive and non-transferable except as permitted below and that North's Reseller has the right to sublicense solely to such third party end-user customers, that the software will be utilized solely on the hardware product in which the software is contained that all software products are proprietary to SONY (Manufacturer), and that all software products shall be treated in accordance with the same procedures and standard of care which the customer uses to protect its own proprietary or confidential information. The customer further agrees not to disclose to third parties or to copy any software product, excepting for an archival copy for internal purposes only. In such event of reproduction, then all trademarks, copyrights, service marks or trade names shall be placed on such copied software. The customer agrees not to reverse-compile, disassemble, or reverse-engineer any software product, and in no event shall customer be entitled to any source code of a software product. North makes no actual warranty of its own with respect to the software, but will pass through to Purchaser SONY's (Manufacturer) warranty to the extent such warranty is provided. In the event Purchaser discovers the product to be defective, North will assist Purchaser and notify SONY (Manufacturer) of such defects. North makes NO EXPRESS AND/OR IMPLIED WARRANTIES WHETHER OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE (except as to title) other than those specifically set forth and in no event does North assume nor shall it be liable for CONSEQUENTIAL OR SPECIAL DAMAGES or for installation adjustment or other expenses whether direct or indirect.

13.      TERMINATION

         North has option to terminate Agreement with Reseller in the event any Reseller's action should represent North or SONY's (Manufacturer) Products in an unfavorable or unprofessional manner.

         North has the option to terminate Agreement with sixty (60) day written notice if Reseller does not promote the purchase of SONY (Manufacturer) Product to the best of its abilities, support the Product as a reputable Reseller or fail to represent the Product in a way that North deems acceptable.

         Reseller may terminate this Agreement at any time with a sixty (60) day written notice to North.

14.      EFFECT OF TERMINATION

         Upon termination or expiration of this Agreement, Reseller may, at North's option, sell to North its inventory at the price paid North by Reseller if Product is in original packaging and has not been used.

ALL COMMUNICATIONS CORPORATION
__________________________________          ____________________________________
Reseller Business Name                      Sprint North Supply

by: /s/ RICHARD REISS                       by: /s/ CURTIS WILLIAMS
   _______________________________             _________________________________
   Richard Reiss                               Curtis Williams
title:____________________________          title:______________________________
      President                                   Marketing Manager

date: March 21, 1997                        date: 3/21/97
     _____________________________               _______________________________

                                   Exhibit A

                          1997 SUB-RESELLER AGREEMENT

                                      FOR

                           VIDEOCONFERENCING PRODUCTS

                      SONY BUSINESS AND PROFESSIONAL GROUP
                             SONY ELECTRONICS INC.

                      ARTICLE 1 PARTIES TO THIS AGREEMENT

This Agreement is entered into and is effective as the first day of March 10, 1997 ("Effective Date") by and between:


                                                       and
Videoconferencing System Division                      All Communications           Sprint North Supply
Sony Business and Professional Group                   1450 Route 22 West           600 New Century Parkway
Sony Electronics Inc.                                  Mountainside, NJ 07092       New Century, KS 66031
3 Paragon Drive
Montvale, NJ 07645-1735

(hereinafter referred to as the "Division")            (hereinafter referred to     (hereinafter referred to
                                                        as the "Sub-Reseller")       as the "Master Reseller")


                      ARTICLE II PREMISES OF THIS AGREEMENT

WHEREAS, the Division is engaged in the sale and distribution (or, in the case of software, license) throughout the United States of various electronic products, related accessories and software itself and through authorized resellers; and, or firms capable of selling such items on a non-exclusive basis in the United States; and

WHEREAS, certain of the Division's resellers are permitted, pursuant to their Reseller Agreement with the Division, to, in turn sell and distribute such products to sub-resellers thereof; and,

WHEREAS, Sub-Reseller has or is about to enter into a written agreement with such the Master Reseller referred to above to sell and distribute such products and as a condition thereof and as a condition to becoming a Division authorized sub-reseller of such products must also agree to the terms and conditions hereof;

NOW THEREFORE, by reason of the foregoing premises and in consideration of the mutual convenants hereinafter set forth, the parties agree as follows.

                      ARTICLE III THE TERM AND DEFINITIONS

(a) TERM: This Agreement shall commence as the Effective Date and expire or terminate in accordance with Section 9.0 of Article IV.

(b) PRODUCTS: The term "Product(s)" refer(s) to those videoconferencing products, accessories and software of the Division which the Sub-Seseller is authorized to purchase and resell (or, in the case of software, license) under its written agreement with the Reseller and the Schedule of this Agreement.

(c) SCHEDULE: The Schedule indentifies those Products which the Sub-Reseller is authorized to resell (or, in the case of software, license under this Agreement), and contains terms and conditions regarding the Products which may be in addition to or different from the General Terms and conditions set forth in Article IV. The Customers, the Territory and other requirements are set forth in the Schedule. The Schedule is attacted to and incorporated in this Agreement;

(d) GENERAL DEFINITIONS: The term "Business Location" refers to the Sub-Reseller's address in Article I above to which all communications including bulletins and notices under this Agreement are sent and such other locations as provided in any Incorporated Schedule.

The term "Customer(s)" refer(s) to those third parties to whom the Sub-Reseller is authorized to resell Products pursuant to the Customer definition set forth in the Schedule.

The term "Sale" or "Resale" (in any tense or form) when ever used in this Agreement shall mean license in the case of software Products.

The term "Territory" refers to the geographical area identified in the Schedule. In the Schedule, a smaller geographical area may also be designated as a "Primary Area of Responsibility" to which additional obligations may be related.

                                   EXHIBIT A

                    ARTICLE IV GENERAL TERMS AND CONDITIONS


--------------------------------------------------------------------------------
SECTION 1.0: APPOINTMENT
--------------------------------------------------------------------------------

1.1 APPOINTMENT: The Division hereby appoints the Sub-Reseller for the Term hereof, on a non-exclusive basis, to resell and promote the sale of the Products to the Customers in the Territory, subject to the terms and conditions of this Agreement and any additional and/or different terms and conditions set forth in the Schedule. The Division may, in its sole discretion, appoint additional resellers, sub-resellers and/or other types of resellers in the Territory and/or sell the Products directly or indirectly to the Customers.

1.2 STATUS AS INDEPENDENT CONTRACTOR: The relationship established between the Division and the Sub-Reseller by this Agreement is that of independent contractors and nothing herein contained shall be deemed to establish or otherwise create a relationship of principal and agent between the Division and the Sub-Reseller. The Sub-Reseller represents that it is an independent contractor who will not be deemed an agent of the Division for any purpose whatsoever and neither the Sub-Reseller nor any of its agents or employees will have any right or authority to assume or create any obligation of any kind, whether express or implied, on behalf of the Division. This Agreement is not a franchise agreement and does not create a franchise relationship between the parties and if any provision of this Agreement is deemed to create a franchise between the parties, then this Agreement will be deemed null and void and will automatically terminate as if such provision had been deemed unenforceable by a court as provided in Section 13.5 hereof.

1.3 SOLE COMPENSATION: The Sub-Reseller's sole compensation under this Agreement shall be the proceeds it may receive, if any, on its resale of the Products pursuant hereto. The Sub-Reseller represents that the Division has not required the Sub-Reseller to pay nor has the Sub-Reseller paid any fee as a condition of or in connection with entering into this Agreement.


--------------------------------------------------------------------------------
SECTION 2.0: GENERAL SUB-RESELLER PERFORMANCE
REQUIREMENTS
--------------------------------------------------------------------------------

During the Term, the Sub-Reseller shall:

     (a) use its best efforts to support, promote and increase sales of the Products in accordance with this Agreement and the Schedule;

     (b) only promote and sell the Products to the Customers located within the Territory;

     (c) NOT, WITHOUT THE DIVISION'S PRIOR EXPRESS WRITTEN PERMISSION, KNOWINGLY SELL OR OTHERWISE PARTICIPATE IN THE SELLING OF THE PRODUCTS TO ANY THIRD PARTY WHERE THE END PRODUCT IN WHICH THE PRODUCTS MAY BE INCORPORATED COULD BE TERMED OR CLASSIFIED AS MEDICAL LIFE SUPPORT OR AIRCRAFT INSTRUMENTATION;

     (d) maintain an adequate staff of sales personnel to meet the Sub-Reseller's obligations hereunder and/or pursuant to any Schedule who are trained in and capable of the effective demonstration, use and sale of the Products;

     (e) immediately  forward  to  the  Division   information   concerning  all
         complaints or claims of damage relating to any of the Products that may come to the Sub-Reseller's attention;

     (f) maintain, for purposes of warranty information and/or product safety notifications, during the Term and for four (4) years thereafter, a record of its sales of the Products, including at least the Customer's name and address and the Products' model, serial number and date of sale;

     (g) at all times conduct its business in a manner that will reflect favorably on the Products and their quality image and reputation and on the good name, goodwill and reputation of the Division, and not by itself or with others participate in any illegal, deceptive, misleading or unethical practices, or unfair competitive practices, including without limitation, product disparagement and bait and switch practices, or any other practices that are or might be detrimental to the Division, Sony Electronics Inc., Sony Corporation of America, Sony Corporation (Japan) or any subsidiary or affiliate thereof;

     (h) obtain and maintain in full force and effect all necessary licenses, permits and other authorizations required by law to operate its business;

     (i) take all reasonable, prompt and efficient action to assist the Division in resolving all complaints from the Customers concerning the Products or the manner or method by which they were sold, delivered or serviced (if the Sub-Reseller is obligated to perform warranty and/or out-of-warranty service for any of the Products pursuant to the Schedule) by the Sub-Reseller; and

     (j) unless otherwise consented to by the Division in writing, which consent shall not be unreasonably withheld, safeguard and hold in trust and confidence and neither directly nor indirectly disclose to any third party or use (except for the purposes designated by the Division) during the Term hereof and for one (1) year thereafter any of the Division's proprietary, business, pricing and/or confidential technical information (i) disclosed by the Division, its agents or employees to the Sub-Reseller hereunder; or (ii) obtained or learned from the Division as a result of activities of the Division and the Sub-Reseller hereunder.


--------------------------------------------------------------------------------
SECTION 3.0 SALE OF PRODUCTS
--------------------------------------------------------------------------------

The Sub-Reseller shall purchase the Products from the Master Reseller at the prices and on the terms and conditions set forth in the written agreement between them. The Sub-Reseller acknowledges that the Master Reseller is not an agent of the Division for any purpose and that the Division is not responsible for any action or failure to act by the Master Reseller.


--------------------------------------------------------------------------------
SECTION 4.0: SOFTWARE OWNERSHIP
--------------------------------------------------------------------------------

The Sub-Reseller acknowledges that the Division or, in applicable instances, the Division's licensor, retains the entire right, title and interest to the intellectual property (including, without limitation, all copyrights) related to any item of software and related documentation which the Division provides. The Division shall permit the Sub-Reseller to use such software and documentation internally or to distribute such software and documentation to the Customers for the Products, and the Sub-Reseller will use such software and documentation or distribute such software and documentation only to the Customers, on such terms and conditions as the Division may from time to time impose. The Sub-Reseller shall not itself, or permit

                                  EXHIBIT A

others to, decompile, disassemble, reverse engineer or otherwise attempt to derive the source code of any such software; and the Sub-Reseller shall not itself, or permit others to, remove, obscure or alter any copyright, trade secret, trademark, patent, or other proprietary rights notice affixed to or displayed on any such software or documentation, or affixed to or printed on any of its factory packaging. Nothing contained in this Agreement shall: (a) prohibit the Sub-Reseller from setting a price to its Customers for software and documentation where copies of the software and documentation are sold to the Sub-Reseller as one of the Products; or, (b) allow the Sub-Reseller to make copies of such software or documentation.



--------------------------------------------------------------------------------
SECTION 5.0: TRADEMARKS/TRADE NAMES
--------------------------------------------------------------------------------
The Division does not grant and the Sub-Reseller acknowledges that it shall have no right to or interest in any trademarks and/or trade names owned, used or claimed now or in the future by Sony Electronics Inc., Sony Corporation of America, Sony Corporation (Japan) or any subsidiary or affiliate companies thereof.

SECTION 6.0: LIMITED WARRANTIES/DISCLAIMERS

6.1 LIMITED WARRANTY: THE DIVISION'S WARRANTY FOR THE PRODUCTS SHALL BE AS SET FORTH IN THE DIVISION'S LIMITED WARRANTY CARD ENCLOSED WITH OR ACCOMPANYING THE PRODUCTS IF ANY OF THE PRODUCTS ARE NOT ACCOMPANIED BY WARRANTY CARDS, THE DIVISION'S THEN CURRENT WARRANTY APPLICABLE TO THOSE PRODUCTS WILL APPLY. UPON THE REQUEST OF ANY OF THE CUSTOMERS, THE SUB-RESELLER SHALL PROVIDE A COPY OF THE APPROPRIATE LIMITED WARRANTY CARD TO SUCH CUSTOMER.

6.2 COMPLIANCE: The Sub-Reseller shall at all times comply with applicable federal, state and local laws, regulations, and ordinances applicable to the sale of the Products, including but not limited, to the delivery of warranties to the Customers.

6.3 DISCLAIMER OF WARRANTY: THE SUB-RESELLER ACKNOWLEDGES THAT EXCEPT FOR THE WARRANTY PROVIDED IN THE DIVISION'S LIMITED WARRANTY CARD ENCLOSED WITH OR ACCOMPANYING THE PRODUCTS OR AS OTHERWISE PROVIDED IN SECTION 6.1, NO WARRANTIES WITH REGARD TO THE PRODUCTS, WHETHER OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE, ARE CREATED BY THIS AGREEMENT. THE DIVISION HEREBY DISCLAIMS AND EXCLUDES ALL IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. ANY WARRANTY AGAINST INFRINGEMENT THAT MAY BE PROVIDED IN SECTION 2-312(3) OF THE UNIFORM COMMERCIAL CODE AND/OR IN ANY OTHER COMPARABLE STATE STATUTE IS EXPRESSLY DISCLAIMED.

6.4 COMPATIBILITY: The Division hereby disclaims any representations or warranty that the Products are compatible with any combination of non-Sony products the Sub-Reseller and/or any of the Customers may choose to connect to the Products. It shall be the Sub-Reseller's responsibility to determine for itself and the Customers the suitability and compatability of the Products in each instance.

6.5 PROHIBITED REPRESENTATIONS: Other than the provision of a copy of the Division's Limited Warranty Card to the Customers as provided in Section 6.2, the Sub-Reseller shall make no warranties or representations on behalf of the Division to the Customers or to the trade with respect to any of the Products, unless expressly approved in writing by the Division.
--------------------------------------------------------------------------------
SECTION 7.0: INDEMNITY BY THE SUB-RESELLER
--------------------------------------------------------------------------------
THE SUB-RESELLER SHALL INDEMNIFY AND HOLD HARMLESS THE DIVISION, SONY ELECTRONICS INC., SONY CORPORATION OF AMERICA, SONY CORPORATION (JAPAN) AND ANY SUBSIDIARY OR AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS AND EMPLOYEES FROM AND AGAINST ANY CLAIMS, SUITS, LIABILITIES, LOSSES, FINES, PENALTIES, DAMAGES AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' AND EXPERTS' FEES AND COSTS) ARISING FROM OR INCIDENT TO THE RESELLER'S BREACH OF ITS OBLIGATIONS UNDER SECTIONS 1.2, 2.0(c), 2.0(j) OR 6.5 HEREOF.
--------------------------------------------------------------------------------
SECTION 8.0: TIME FOR BRINGING SUIT
--------------------------------------------------------------------------------
All causes of action by the Sub-Reseller against the Division must be brought within two (2) years following the date on which the event which first gave rise to the cause of action occurred or within two (2) years following expiration or termination of this Agreement, whichever is earlier.
 -------------------------------------------------------------------------------
SECTION 9.0: TERMINATION OF AGREEMENT
 -------------------------------------------------------------------------------
9.1 TERMINATION OF AGREEMENTS: This Agreement will terminate upon the expiration or termination of the written agreement between the Sub-Reseller and the Master Reseller or as otherwise provided in this Section 9.0.

9.2 TERMINATION WITHOUT CAUSE: This Agreement may be terminated without cause by either party upon sixty (60) days prior written notice to the other, in which event this Agreement shall terminate on the date set forth in such notice.

9.3 TERMINATION FOR CAUSE. The Division may immediately terminate this Agreement by giving the Sub-Reseller notice if the Sub-Reseller:

        (a) DEFAULTS IN THE PERFORMANCE OF ANY OF ITS OBLIGATIONS UNDER THE TERMS OR CONDITIONS OF THIS AGREEMENT WHICH DEFAULT IS NOT REMEDIED BY THE SUB-RESELLER TO THE DIVISION'S SATISFACTION IN ITS SOLE
            DISCRETION WITHIN TEN (10) DAYS AFTER THE DIVISION GIVES THE SUB-RESELLER NOTICE THEREOF; OR,

        (b) DEFAULTS IN THE PERFORMANCE OF ANY OF ITS OBLIGATIONS UNDER THE TERMS AND CONDITIONS OF THIS AGREEMENT, WHICH DEFAULT BY ITS NATURE, CANNOT BE REMEDIED BY THE SUB-RESELLER; OR,

        (c) ISSUES ANY PRESS RELEASE, ADVERTISING, BROCHURE OR OTHER RELEASE OF INFORMATION TO ANY OF THE CUSTOMERS, THE TRADE OR THE GENERAL PUBLIC CONCERNING OR IN ANY WAY REFERRING TO THIS AGREEMENT OR ANY OTHER AGREEMENT OR RELATIONSHIP WITH THE DIVISION AND/OR SONY ELECTRONICS INC. WITHOUT THE PRIOR WRITTEN APPROVAL OF THE DIVISION, WHICH
            APPROVAL OR REJECTION SHALL BE GIVEN IN THE DIVISION'S SOLE DISCRETION; OR,

        (d) ENGAGES DIRECTLY OR INDIRECTLY IN ANY ATTEMPT OR SCHEME TO DEFRAUD THE DIVISION; OR,

        (e) SELLS OR TRANSFERS THE PRODUCTS TO ANY PARTY OTHER THAN THE CUSTOMERS OR SELLS THE PRODUCTS OUTSIDE OF THE TERRITORY; OR,

        (f) IS UNABLE TO PAY ANY AND/OR ALL OF ITS DEBTS AS THEY BECOME DUE OR BECOMES INSOLVENT OR CEASES TO PAY ANY AND/OR ALL OF ITS DEBTS AS THEY MATURE IN THE ORDINARY COURSE OF BUSINESS, OR MAKES AN ASSIGNMENT FOR THE BENEFIT OF ITS CREDITORS; OR,

        (g) IS LIQUIDATED OR DISSOLVED OR IF ANY PROCEEDINGS ARE COMMENCED BY, FOR OR AGAINST IT UNDER ANY

            BANKRUPTCY, INSOLVENCY, REORGANIZATION OF DEBTS OR DEBTORS RELIEF LAW, OR LAW PROVIDING FOR THE APPOINTMENT OF A RECEIVER OR A TRUSTEE IN BANKRUPTCY.

9.4 CESSATION OF REPRESENTATION AS AUTHORIZED SUB-RESELLER: Upon the expiration or termination of this Agreement, the Sub-Reseller shall immediately remove and discontinue all displays, signs and decals of the Division's trademarks and service marks related to the Products, cease to represent itself as an authorized Sub-Reseller of the Division with respect to the Products and shall otherwise desist from all conduct or representations which might lead the public to believe that the Sub-Reseller continues to be authorized by the Division to sell the Products; provided, however, that the Sub-Reseller may sell, in accordance with the provisions of this Agreement, those Products which shall be in its inventory on the date of any such termination or expiration and which the Division shall not have repurchased pursuant to Section 10.0.

9.5 SURVIVING OBLIGATIONS AND LIMITATIONS: Neither the expiration nor termination of this Agreement nor the termination of any of the other agreements referred to in this Section shall discharge any obligation that had been incurred by either party prior to any such expiration or termination.


--------------------------------------------------------------------------------
SECTION  10.0:  DIVISION'S OPTION TO  REPURCHASE
PRODUCTS
--------------------------------------------------------------------------------

Upon the expiration or termination of this Agreement, the Division may repurchase from the Sub-Reseller any of the A Class Products remaining in the Sub-Reseller's inventory at the lesser of the Sub-Reseller then prevailing price to the Customers or the price paid therefor by the Sub-Reseller. To enable the Division to determine if it will repurchase any of the Products the Sub-Reseller shall, within five (5) days after the effective date of such expiration or termination, submit to the Division a written schedule listing all the Products remaining in the Sub-Reseller's inventory by model and serial number. Within a reasonable period of time after the Division's receipt of such schedule the Sub-Reseller shall permit the Division to inspect such inventory; and within ten
(10) days after completion of such inspection, the Division shall give the Sub-Reseller notice of the Products it elects to purchase. Upon receipt of the Division's notice, the Sub-Reseller shall deliver the specified Products freight prepaid to a carrier designated by the Division. Payment of the repurchase price will be made to the Sub-Reseller by payment within thirty (30) days after the delivery of the Products to the Division.

--------------------------------------------------------------------------------
SECTION 11.0: SERVICE
--------------------------------------------------------------------------------

If the Sub-Reseller is obligated to perform warranty and/or out-of-warranty service for any of the Products pursuant to the Schedule, the Sub-Reseller shall perform such service in accordance with the Division's Dealer Service Policy ("DSP") then in effect for the Products. If the Schedule does not require the Sub-Reseller to service the Products which are the subject of the Schedule, the Division shall perform or otherwise delegate such service provided, however, that the Sub-Reseller shall facilitate such service if required by and in the manner provided in the Schedule. The Division reserves the right from time to time to modify any DSP and any or all service procedures upon notice to the Sub-Reseller.

--------------------------------------------------------------------------------
SECTION 12.0: NOTICES
--------------------------------------------------------------------------------

Any notices given under this Agreement shall be given in writing and will be deemed to have been sufficiently given when delivered by hand or sent by facsimile transmission (which is acknowledged by the recipient), overnight courier service or by certified or registered mail, postage and other charges prepaid, to the parties at the addresses first above written or as subsequently changed by notice duly given. The date of mailing or other transmission of any written notice will be deemed the date on which such notice is given unless otherwise specified in the notice.

--------------------------------------------------------------------------------
SECTION 13.0:  GENERAL
--------------------------------------------------------------------------------

13.1 ASSIGNMENT: The Sub-Reseller shall not assign or otherwise transfer this Agreement or any interest or right hereunder or delegate the performance of any of its obligations hereunder to any third party without the prior written consent of the Division, which consent may be withheld in the Division's sole discretion. Any such attempted assignment, transfer or delegation without the prior written consent of the Division will be deemed null and void and result in the immediate termination of this Agreement without necessity of any notice.

13.2 WAIVERS: Waiver by either party of any default, or either party's failure to enforce any of the terms and conditions of this Agreement shall not in any way affect, limit or waive such party's right thereafter to enforce and compel strict performance of every term and conditions hereof.

13.3 LITIGATION: In the event of any litigation between the parties with respect to this Agreement, the prevailing party (the party entitled to recover costs of suit, at such time as all appeals have been exhausted or the time for taking such appeals has expired) shall be entitled to recover reasonable attorneys' and experts' fees and costs in addition to such other relief as the court may award.


13.4 HEADINGS: The headings of Articles and Sections in this Agreement are for convenience and reference only, and they shall in no way define, limit, or describe the scope of the terms and conditions, or be considered in the interpretation, construction or enforcement, hereof.

13.6 INVALIDITY: If and to the extent that any term or condition of this Agreement is specifically determined by any court to be in whole or in part invalid or unenforceable, then this Agreement shall be immediately terminated upon such determination.

13.6 NON-EXCLUSIVENESS; REMEDIES: Any specific right or remedy provided in this Agreement shall not be exclusive but will be cumulative of all other rights and remedies set form herein allowed at law.

13.7  SURVIVAL:  Sections 2.0(c),  (f),  (i)  and (j), 3.0,  4.0, 5.0, 6.0, 7.0,
8.0,  9.4, 9.5, 10.0, 11.0, 12.0, 13.3, 13.5, 13.6, 13.7, 14.0, 16.0 and 17.0 as
well as any term or condition in the Schedule or Rider G, if incorporated, where such survival is indicated in or intended by terms of any such provision shall survive the expiration or termination of this Agreement.

--------------------------------------------------------------------------------
SECTION 14.0: LIMITATION ON LIABILITY
--------------------------------------------------------------------------------

THE LIABILITY OF THE DIVISION, IF ANY, AND THE SUB-RESELLER'S SOLE AND EXCLUSIVE REMEDY FOR DAMAGES FOR ANY CLAIM OF ANY KIND WHATSOEVER, REGARDLESS OF LEGAL THEORY, AND WHETHER ARISING IN TORT OR CONTRACT, WITH REGARD TO THIS AGREEMENT. REGARDLESS OF THE DELIVERY OR NON-DELIVERY OF THE PRODUCTS, OR WITH RESPECT TO THE PRODUCTS, SHALL NOT BE GREATER THAN THE ACTUAL PURCHASE PRICE, AND ALL TRANSPORTATION AND CUSTOMARY HANDLING CHARGES PAID FOR THE PRODUCTS WITH RESPECT TO WHICH SUCH CLAIM IS MADE. UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND. SUCH DAMAGES INCLUDE, BUT ARE NOT LIMITED TO, COMPENSATION, REIMBURSEMENT OR DAMAGES ON ACCOUNT OF THE LOSS OF PRESENT OR PROSPECTIVE PROFITS, EXPENDITURES, INVESTMENTS OR COMMITMENTS. WHETHER MADE IN THE ESTABLISHMENT, DEVELOPMENT OR MAINTENANCE OF BUSINESS REPUTATION OR GOODWILL, FOR LOSS OF DATA, COST OF SUBSTITUTE PRODUCTS, COST OF CAPITAL, AND THE CLAIMS OF THIRD PARTIES, INCLUDING CUSTOMERS, OR FOR ANY OTHER REASON WHATSOEVER.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    Exhibit A

SECTION 15.0: FORCE MAJEURE
--------------------------------------------------------------------------------

NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY DELAY IN THE PERFORMANCE OF ANY OF ITS OBLIGATIONS HEREUNDER DUE TO ANY CAUSE BEYOND SUCH PARTY'S REASONABLE CONTROL OR DUE TO ACTS OF GOD, ACTS OF CIVIL OR MILITARY AUTHORITIES, FIRES, LABOR DISTURBANCES, FLOODS, EPIDEMICS, GOVERNMENTAL RULES OR REGULATIONS, WAR, RIOT, DELAYS IN TRANSPORTATION OR SHORTAGES IN RAW MATERIALS OR OTHER PRODUCTS.

--------------------------------------------------------------------------------
SECTION 16.0: GOVERNING LAW AND VENUE
--------------------------------------------------------------------------------

THIS AGREEMENT SHALL BE INTERPRETED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LOCAL LAW OF THE STATE OF NEW JERSEY. THE PARTIES HEREBY CONSENT TO AND SUBMIT TO THE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN THE STATE OF NEW JERSEY, AND ANY ACTION OR SUIT HEREUNDER WILL ONLY BE BROUGHT BY THE PARTIES IN THE FEDERAL OR STATE COURT WITH APPROPRIATE JURISDICTION OVER THE SUBJECT MATTER ESTABLISHED OR SITTING IN THAT STATE. THE PARTIES SHALL NOT RAISE IN CONNECTION THEREWITH, AND HEREBY WAIVE ANY DEFENSES BASED UPON THE VENUE, THE INCONVENIENCE OF THE FORUM, THE LACK OF PERSONAL JURISDICTION, THE SUFFICIENCY OF SERVICE OF PROCESS OR THE LIKE IN ANY SUCH ACTION OR SUIT BROUGHT IN THE STATE OF NEW JERSEY.

--------------------------------------------------------------------------------
SECTION 17.0: WAIVER OF TRIAL BY JURY
--------------------------------------------------------------------------------

IN THE EVENT OF ANY LITIGATION BETWEEN THE PARTIES RELATING TO OR ARISING IN ANY WAY OUT OF THIS AGREEMENT, THE PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHT TO TRIAL BY JURY.

                                    Exhibit A

                                Article V - Videoconferencing Rollabout Products
                                                                     Page 1 of 1

                               ARTICLE V SCHEDULE

                  VIDEOCONFERENCING SYSTEMS ROLLABOUT PRODUCTS

1. DEFINITION OF PRODUCTS AND APPOINTMENT: This Schedule authorizes the Sub-Reseller to resell the "Videoconferencing Systems Rollabout Products" identified in the Division's current Videoconferencing Systems Rollabout Products Price List, as such Price List, from time to time, may be amended by the Division by adding or deleting Products therefrom.

2. DEFINITION OF CUSTOMERS: The Sub-Reseller will sell Videoconferencing Systems Rollabout Products to end users only, unless otherwise agreed to in writing by the Division.

3. DEFINITION OF TERRITORY: The Sub-Reseller may sell Videoconferencing Systems Rollabout Products to Customers only within the 48 contiguous states of the United States and the state of Alaska (the "Territory"). The Sub-Reseller's Primary Area of Responsibility for Videoconferencing Systems Rollabout Products is described below by three-digit zip code.


          PRIMARY AREA OF RESPONSIBILITY
          070XX-079XX, 085XX-089XX, 100XX-117XX

4. SERVICE REQUIREMENTS: The Sub-Reseller hereby agrees to establish and maintain the capability to service the Videoconferencing Systems Rollabout Products in accordance with the Dealer Service Policy, as such Policy, from time to time, may be amended by the Division. The Sub-Reseller also agrees to provide the following services for its Customers within the Sub-Reseller's Primary Area of Responsibility, and for providing or coordinating these services for its Customers outside of the Sub-Reseller's Primary Area of Responsibility: i.e., maintenance, installation, operation/application training and support, customer inquiries, technical assistance, trouble reporting and isolation, technical assistance and similar customer satisfaction matters. The Sub-Reseller agrees to be the point-of-contact for all inquiries from its Customers. The Sub-Reseller may coordinate these services outside of its Primary Area of Responsibility with an authorized service center as directed by the Division.

         SERVICE LOCATION
         All Communications
         1450 Route 22 West
         Mountainside, NJ 07092

5. ADVERTISING: The Sub-Reseller shall not advertise the Videoconferencing Systems Rollabout Products outside of the Sub-Reseller's Primary Area of Responsibility. In addition, the Sub-Reseller will create and publish all of its advertisements referencing the Products which are the subject of this Schedule in conformity with the Division's Dealer Ad Kit as issued and as, from time to time, may be modified by the Division, as well as related policies issued by the Division, from time to time. By execution of this Agreement, the Sub-Reseller acknowledges receipt of the Division's Dealer Ad Kit.

6. DEMONSTRATION OF VIDEOCONFERENCING PRODUCTS ROLLABOUT PRODUCTS: The Sub-Reseller acknowledges that Videoconferencing Systems Rollabout Products are best promoted and understood by the Customers by demonstration of their operation, features and technology. For this reason, the Sub-Reseller will during the Term, have available for demonstration at least two Videoconferencing Rollabout units.

                                    Exhibit A

                 ARTICLE VI INCORPORATION/ENTIRETY OF AGREEMENT

This Agreement supersedes, terminates and otherwise renders null and void any and all prior written and/or oral agreements between the Sub-Reseller and the Division with respect to the matters hereinabove expressly set forth. This Agreement represents and incorporates the entire understanding of the parties hereto with respect to the matters herein expressly set forth and each party acknowledges that there are no warranties, representations, covenants or understandings of any kind, nature or description whatsoever made by either party to the other, except as are herein expressly set forth. This Agreement may be modified only by a written instrument signed by the parties to this Agreement, which instrument makes specific reference to this Agreement and the changes to be made hereto.

The Sub-Reseller hereby warrants and represents that the individual executing this Agreement is duly authorized and empowered to bind the Sub-Reseller. This Agreement shall be subject to acceptance by the Division through its execution in the space provided below by an authorized representative only.


IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first above written.

                                      SONY BUSINESS AND PROFESSIONAL GROUP
                                      A DIVISION OF
                                      SONY ELECTRONICS INC.
ALL COMMUNICATIONS CORP.
--------------------------------------------------------------------------------
         (Name of Sub-Reseller)
By: RICHARD REISS                     By: DOUG ROGERS
    ----------------------------------    --------------------------------------
         (Authorized Signature)                 (Authorized Signature)

Print Name: RICHARD REISS             Print Name: DOUG ROGERS
            -------------------------             ------------------------------
*Title: PRESIDENT                     Title:
        -----------------------------       ------------------------------------
Date of Acceptance:
                   -------------------------------------------------------------
* EXECUTION OF THIS AGREEMENT: If the Sub-Reseller is a corporation, indicate the office of the person signing the Agreement on behalf of the corporation. If the Sub-Reseller is a partnership, the same should be signed by a general partner, who should so indicate by use of the word "General Partner". If the Sub-Reseller in an individual proprietorship, the same should be indicated by use of the title "Sole Proprietor".

                                   EXHIBIT B

                                   SCHEDULE A

TriniCom 5000 & TriniCom 4000-Suggested List Prices



  MODEL                NAME                                         SUGGESTED LIST PRICE
PCS-5000/1          Codec/Camera/Audio/Bonding Board/Multipoint           19650.00

PCS-4000            Codec/Camera/Audio                                    13950.00

PCS-UC400           MCU/6B Upgrade Kit                                     5000.00

PCS-UC410           Graphics Upgrade Kit (JPEG.MMR)                        2500.00

PCS-F500            27" Cart                                               1200.00

PCS-F510            32" Cart                                               2100.00

PCS-T500            Tablet                                                  949.00

PCS-G500            VGA Board                                              1350.00
                    (required for dual monitor systems)

PCS-D200US          Document Scanner                                       2200.00
                    (requires PCS-K01US & PCS&K01TUS)

PCS-MC10            IC Memory Card                                          549.00

PCS-R500            Regular Remote Control                                  229.00

PCS-R510            Buttom Remote Control                                   399.00

PCS-1530            Bonding Board                                          1750.00

PCS-1500            V.35 I/F Board                                          649.00

PCS-K32             V.35 Cable                                              399.00

PCS-1520            RS-449 I/F Board                                        399.00

PCS-K40             RS-449 Cable                                            196.00

PCS-A510            Additional Audio Unit                                  1399.00

PCS-UP201           Replacement pen for PCS-T500 Tablet                      75.00


                                   EXHIBIT B

                                   SCHEDULE B

TriniCom 5000 & TriniCom 4000 Peripheral Equipment
(Suggested List Prices)


  MODEL                NAME                            SUGGESTED LIST PRICE
KV-27V20Gray        27" Monitor                              649.99

KV-32V25Gray        32" Monitor                             1149.00

KV-35V35Gray        35" Monitor                             1799.99

YC-30EV             S-Video Cable                             50.00
                    (required for dual monitor systems)

SVO-1420            VCR                                      470.00

PCS-K01US           Document Scanner Cable                   130.00

PCS-K01TUS          Document Scanner Terminator               20.00

SYC-5               Object Camera Video Cable                 42.25

PCS-K06/A           Object Camera Control Cable               24.00

PCS-K03US           RJ-45 ISDN Cable (14')                    15.00

PCS-K21             B & W Printer Cable                      199.00



                                 OBJECT CAMERA



TriniCom 5000 & TriniCom 4000 Peripheral Equipment
(Suggested List Price)


  MODEL                NAME                            SUGGESTED LIST PRICE
VID-P100             Object Camera                           3,650.00
                     (requires SYC-5 & PCS-K06/A)


The object camera is not included in Schedule B discounts

                                   EXHIBIT C

                   SONY/SPRINT NORTH SUPPLY PROGRAM OVERVIEW


DEALER COMMITMENTS

Video Business Plan
Sales Compensation Plan
Demonstration Equipment/2 Systems
Advertising/Promotion Plan
Trained Technical People
Maintenance Program
Credit Line


SONY/SNS COMMITMENTS

Sales Training
Sales Support
Marketing Support
Starter Kit Collateral
Marketing Programs
    Dealer Communications
    Leasing Program
Far End Demonstration Support

                    SPRINT NORTH SUPPLY/SONY DEALER PRICING

Sprint North Supply (SNS) will offer the Authorized Dealers for Sony's Videoconferencing products a three (3) tier pricing model. The discounts, services, and benefits for each of the three tiers will be based on attaining specific revenue objectives set out in their contracts. It is our intent to build a dealer program that rewards dealers based on their performance. In this manner they will not be required to commit to a specific dollar volume or unit level, rather they will be rewarded for achieving specific revenue goals.

Our stairstep pricing strategy will consist of three levels; A, B, & C:

                                    LEVEL C

The "C" level dealers will receive a 30% discount on all schedule A items, a 30% discount on object cameras, and a 20% discount on schedule B items. They will purchase demo and evaluation units at a 38% discount on schedule A and 30% on schedule B.

                                    LEVEL B

The "B" level dealers will receive a 33% discount on all schedule A items, a 30% discount on Object Cameras, and a 20% discount on schedule B items. They will purchase demo and evaluation units at a 38% discount on schedule A and 30% on schedule B. To reach this level the dealer must sell $425,000.00 of Sony Videoconferencing equipment. Upon reaching this level SNS will rebate to the dealer 3% on all purchases (of schedule A purchases) up to that point and all future purchases will be at 33%.

                                    LEVEL A

The "A" level dealers will receive a 35% discount on all schedule A items, a 30% discount on Object Cameras, and 20% discount on schedule B items. They will purchase demo and evaluation units at a 40% discount on schedule A and 30% on schedule B. To reach this level the dealer must sell $1,000,000 of Sony Videoconferencing equipment. Upon reaching this level SNS will rebate to the dealer 2% on all purchases (of Schedule A purchases) up to that point and all future purchases will be at 35%. The 2% rebate is in addition to the previous rebate of 3%, and includes all demo and evaluation systems.

In addition to the performance levels specific services and benefits will be tied to each of the above groups. Co-op funds, SPIF's, advertisements, lead referrals,  etc....,  will all  increase  as the dealer  attains  greater  sales volume.

The program will start all dealers off at the "C" level and only through achieving the sales bar for the next level will the dealer be moved to the next discount level. The only allowance will be that a percentage of the targets of $425K and $1.0MM can be retired through the purchase of select video peripheral products from SNS (e.g. ADTRAN, ASCEND, Madge/Teleos,  SPG.....).  In this way a dealer may achieve the next higher discount platform quicker. A 10% level of $42,000, of the "B" level goal can be retired in this manner and 15% or $150,000, of the "A" level. Authorized products are listed on the next page.

                    SPRINT NORTH SUPPLY/SONY DEALER PRICING


                               DEALER             DEALER             DEALER
                              "A" LEVEL         "B" LEVEL          "C" LEVEL
SCHEDULE A PRODUCTS              35%                33%                 30%

SCHEDULE B PRODUCTS              20%                20%                 20%

OBJECT CAMERAS                   30%                30%                 30%

DEMO EQUIPMENT
     SCHEDULE A                  40%                38%                 38%
     SCHEDULE B                  30%                30%                 30%

notes:
1. Level "B" requirement $425,000/yr. equals 3% rebate and discount adjustment.
2. Level "A" requirement $1,000,000/yr. equals additional 2% rebate and discount adjustment.
3. The minimum annual volume required to remain a dealer is $225,000.00 per year.
4. SNS pays freight on all shipments.
5. The targets for each level are for a 12 month period. At the end of each 12 months dealers will drop back one level (e.g. "A" level dealers will revert to "B" and a 33% discount, upon reaching $1.0MM they will again receive rebates and discounts to 35%).
6. The rebates (true-ups) at each level will be on SONY schedule a purchases only!

Authorized non-Sony products that may be included in quota:
Ascend Multiband inverser multiplexers
Adtran inverse multiplexers
Madge/Teleos video access switch and multipoint bridge products
VideoServer mulitpoint bridge products
Sprint Products Group NT1's
Elmo document cameras
Video scan converters
Polycom audioconferencing units
Any  other  network   access  or  peripheral   products  used  specifically  for
videoconferencing which have been purchased from Sprint North Supply
*Additional vendors will be added as we move forward.

                    SPRINT NORTH SUPPLY/SONY DEALER PRICING

SAMPLE DEALER EXPLANATION.

V-Video Co., of Big City, Idaho, became a Sony Videoconferencing dealer and signed their Agreement on September 30, 1996. As a new dealer V-Video starts purchasing at the "C" level price, and issues a PO for two (2) demo units as required by contract. After receiving training and fulfilling other obligations V-Video begins to sell (with some success) Sony equipment. By January 30, 1997, they have reached the first discount level of $425,000.00 SNS credits V-Video's account for $12,500.00 or approximately 3% of their Sony sales year to date. In addition V-Video moves to the "B" price level and now purchases at the B level discounts.

With their added incentive and several strong successes under their belts, the sales and marketing personnel at V-Video launch in to 1997 with a new found love of video. The success of the past are built upon and by June 30, 1997, V-Video reaches the $1.0MM sales mark. By achieving this incredible level of sales SNS rebates an additional 2% of their purchases or $20,000.00. V-Video's owners are ecstatic and reward their sales with $1,000.00 bonus checks and free lunch. In addition to the rebate they also move along to the "A" price level and now purchase at a 35% discount.

V-Video continues to build a consistent run rate over the next several months. On the anniversary of the original contract (September 30, 1996) the SNS FSE sits down with V-Video's owners and discusses their progress, if they have achieved the minimum requirement of $225,000. and therefore qualify for contract renewal. In addition they have achieved the highest volume discount in the first year (12 months).

Additionally, we are rewarding performers with competitive advantage on price and in marketing as they will receive the benefit of both Sony's and SOS's strongest efforts.

                                            Exhibit "D"
[SPRINT LOGO]

                                             CREDIT APPLICATION
[LETTERHEAD]

                                Please return with Current Financial Statement.



------------------------------------------------------------------------------------------------------------------------------------
Company Name                                                                         Date of Application

------------------------------------------------------------------------------------------------------------------------------------
Street Address                                      Phone No.                Fax No.
                                                     (        )
------------------------------------------------------------------------------------------------------------------------------------
City                                                State                    Zip Code

------------------------------------------------------------------------------------------------------------------------------------
Prior  name(s)  under which you did business in five (5) previous years (include (1) all prior corporations with which applicant has merged, and (2) any prior registered trade names or styles).
------------------------------------------------------------------------------------------------------------------------------------
                Name                           Address                        City                                State
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        General Information
------------------------------------------------------------------------------------------------------------------------------------
                                                            Principals
------------------------------------------------------------------------------------------------------------------------------------
    Owner, Partners                       % of
     or Officers                         Ownership          Age       Title                           Residence Address
------------------------------------------------------------------------------------------------------------------------------------
  Name                                                                                 Street
1
  ---------------------------------                                                    ---------------------------------------------
  Social Security No.                                                                  City            State          Zip Code
------------------------------------------------------------------------------------------------------------------------------------
  Name                                                                                 Street
2
 ----------------------------------                                                    ---------------------------------------------
  Social Security No.                                                                  City            State          Zip Code
------------------------------------------------------------------------------------------------------------------------------------
  Name                                                                                 Street
3
  ---------------------------------                                                    ---------------------------------------------
  Social Security No.                                                                  City            State          Zip Code
------------------------------------------------------------------------------------------------------------------------------------
  Name                                                                                 Street
4
  ---------------------------------                                                    ---------------------------------------------
  Social Security No.                                                                  City            State          Zip Code
------------------------------------------------------------------------------------------------------------------------------------
Date Founded                                                          Parent Company

------------------------------------------------------------------------------------------------------------------------------------
Present Location Since Date                                           Street

------------------------------------------------------------------------------------------------------------------------------------
Composition                                                           City                   State                Zip Code

     [ ] Individual  [ ] Partnership  [ ] Sub-Chapter S Corporation   --------------------------------------------------------
     [ ] Corporation State of ___________________________             Relationship to Parent Company
                                                                      [ ] Branch     [ ] Division     [ ] Subsidiary
------------------------------------------------------------------------------------------------------------------------------------
Date Incorporated                                                     If your company is a subsidiary, is there any formal guaranty by the parent company?
                                                                      [ ] Yes        [ ] No   If yes, please attach copy.
------------------------------------------------------------------------------------------------------------------------------------
Accounts Payable Contact                                              Are you exempt from sales tax? See Paragraph 1, Terms and
                                                                      Conditions attached.
                                                                      [ ] Yes        [ ] No   If yes, complete attached certificate.
------------------------------------------------------------------------------------------------------------------------------------
Are Premises Leased                                                   Current Financial Statement Included?
   [ ] Yes  [ ] No                                                    [ ] Yes        [ ] No
------------------------------------------------------------------------------------------------------------------------------------
Nature of Business                                                    If not, when may we expect it?

------------------------------------------------------------------------------------------------------------------------------------
No.                          Amount of Credit Desired                 How often are financial statements available?
                                                                       [ ] Monthly  [ ] Quarterly   [ ] Semi-Annually  [ ] Annually
------------------------------------------------------------------------------------------------------------------------------------
     Applicant's Signature required on last page. All sales are subject to the Terms and Conditions contained herein.
------------------------------------------------------------------------------------------------------------------------------------


              THE APPLICANT HEREBY ACKNOWLEDGES AND AGREES TO THE
                    FOLLOWING TERMS AND CONDITIONS OF SALE:

1. PRICING
   Prices are exclusive of Federal, state, or local taxes of any nature. All taxes applicable to products ordered shall be paid by the Buyer or, in lieu thereof, Buyer shall provide North Supply Company ("North Supply") with a current tax exemption certificate acceptable to the taxing authorities in the state in which the merchandise is to be delivered.

2. PAYMENT TERMS
   Payment terms to buyers of satisfactory credit are: Net 30 Days From Date of Invoice. Payment should be sent to "remit to" address on invoice.

   Delinquent invoices or portions thereof are subject to a service charge of 1.5% per month until paid (or the legal maximum allowable in the Buyer's state).

   Overdue and delinquent account balances are subject to being placed for collection and Buyer shall pay all expenses incurred including collection fees, court costs, and reasonable attorney fees.

   In the event Buyer's account is overdue, Buyer agrees that North Supply may offset the account balance or any portion thereof against any funds due Buyer by North Supply Company or any affiliated company of Sprint Corporation, irrespective of whether the amounts arise out of the same transaction.

3. LIMITED WARRANTY
   North Supply makes no actual warranty on its own but will pass through to its Buyer the manufacturer's warranty to the extent that such warranty is provided. In the event that Buyer discovers a product to be defective, North Supply will assist the Buyer in notifying the manufacturer of such defect. NORTH SUPPLY MAKES NO EXPRESS AND/OR IMPLIED WARRANTIES WHETHER OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR OTHERWISE (except as to title) other than those expressly set forth above, and in no event does North Supply assume, nor shall it be liable for CONSEQUENTIAL OR SPECIAL damages, or for installation adjustment or other expenses whether direct or indirect.

4. BUYER'S PURCHASE ORDER -- CONFLICT OF TERMS
   In the event Buyer shall submit purchase orders the written terms of which are at variance or conflict with the terms and conditions of sale contained therein, such purchase order terms shall have no effect to the extent that they may conflict and the North Supply terms and conditions of sale shall prevail.

5. DELIVERY
   Deliveries shall be subject to and contingent upon timely receipt of order by North Supply, together with Buyer qualification of credit requirements, and North Supply shall not be liable for failure to meet required delivery due to credit clearance requirements, or causes beyond its control, including without limitation, unavailability of product from North Supply's source of supply, strikes and other labor difficulty, riot, war, fire, delay or default of common carrier, or other delays beyond North Supply's reasonable control.

6. DISCREPANCY CLAIMS -- FAILED DELIVERY CLAIMS
   Merchandise is shipped FOB shipping point and risk of loss due to damage or shortage or non-delivery due to carrier fault lies with the Buyer. All claims for damage or shortages should be made by Buyer upon receipt of material and filed with the carrier handling the shipment.

   Claims stemming from discrepancies between invoiced descriptions or quantities and actual product received by Buyer due to error by North Supply must be made in writing within sixty (60) days of invoice date. Any such claim not presented within the time limit specified will be waived and actual delivery of invoiced descriptions or quantities will be conclusively presumed.

   Any Buyer who wishes to dispute a delivery of merchandise may make written request upon North Supply for a copy of carrier's proof of delivery within sixty (60) days from the date of invoice. Failure by Buyer to request such proof of delivery within the 60-day time period will result in a waiver of Buyer's right to raise the issue of delivery and thereafter delivery will be conclusively presumed.



                 ----------------------------------------------
                  APPLICANT'S SIGNATURE REQUIRED ON NEXT PAGE.
                 ----------------------------------------------

 7. PRODUCT INSTALLATION AND OPERATIONS

    Buyer assumes all responsibility for the proper selection, installation, operation and maintenance of the merchandise purchased from North Supply. North Supply SHALL NOT BE RESPONSIBLE OR LIABLE FOR ANY CONSEQUENTIAL, CONTINGENT, SPECIAL OR INCIDENTAL DAMAGES whatsoever except as specifically set forth in the Limited Warranty clause in paragraph 3.

 8. RETURNED MATERIAL

    No product or equipment of any kind shall be returned without prior approval and specific shipping instructions from North Supply.

 9. RESTOCK CHARGE

    Unless otherwise agreed, a restock charge will be assessed upon the return of products because of buyer ordering error, when the product has suffered damage while in buyer's possession, late cancellation of order, or when assessed by the manufacturer.

10. ALTERATION OF TERMS AND CONDITIONS

    No alteration or waiver of the terms contained herein shall be effective unless such authorization or waiver is in writing signed by a duly authorized North Supply officer.

11. PRESUMPTION AS TO AUTHORITY OF BUYER'S PERSONNEL

    North Supply assumes and is entitled to rely upon the apparent authority of all Buyer's employees and agents in placing orders under Buyer's account.

12. CHANGE OF BUYER'S NAME OR ADDRESS; REORGANIZATION

    Buyer hereby agrees to notify North Supply's Credit Department in writing of any changes of name or address, or of any corporate reorganization or change of ownership which results in a change of name or location of the Buyer.

13. ACCEPTANCE OF SALES ORDERS

    All sales are subject to acceptance and no sales are final until accepted by North supply at its principal place of business: 600 Industrial Parkway, Industrial Airport, Kansas, USA, 66031.

14. AUTHORIZATION FOR RELEASE OF INFORMATION

    Buyer hereby authorizes all banks and suppliers listed in this Credit Application to release information necessary to assist North Supply in the establishment of a line of credit for Buyer's account.

    Consideration for an increase or establishment of an open line of credit will be given upon the receipt of this completed and signed application accompanied by a current financial statement. Our credit investigation will commence upon receipt of your initial order.

    THE UNDERSIGNED hereby certify that they have read and agree to the above terms and conditions of sale and certify that the information submitted is true and correct and the financial statement truly and accurately reflects the condition of the applicant.



________________________________________________________  ___________________________________________________________________
                (Date)                                    (President, Owner or Partners -- All Partner's signatures required)



                                                          ___________________________________________________________________
                                                                           (Chief Financial Officer)



          Both signatures required, unless waived at the option of North Supply.





             * * We are looking forward to serving your needs. * *

                              North Supply Company
                             600 Industrial Parkway
                     Industrial Airport, Kansas 66031-8000

                                 NAMES OF BANKS

---------------------------------------------------------------------------------------
Bank Name                                Bank Contact Officer               Branch Name

---------------------------------------------------------------------------------------
Street Address                           Phone No.                          Fax No.
                                         (   )
---------------------------------------------------------------------------------------
City              State      Zip Code    Type of Account and Account No.

---------------------------------------------------------------------------------------
Credit Line       Unsecured  Secured    Secured By
                     [ ]       [ ]
---------------------------------------------------------------------------------------
Bank Name                                Bank Contact Officer               Branch Name

---------------------------------------------------------------------------------------
Street Address                           Phone No.                          Fax No.
                                         (   )
---------------------------------------------------------------------------------------
City              State      Zip Code    Type of Account and Account No.

---------------------------------------------------------------------------------------
Credit Line       Unsecured  Secured    Secured By
                     [ ]       [ ]
---------------------------------------------------------------------------------------




                          LIST OF PRINCIPAL SUPPLIERS

---------------------------------------------------------------------------------------
Name                                      Account No.

---------------------------------------------------------------------------------------
Street Address                            Credit Line

---------------------------------------------------------------------------------------
City              State      Zip Code     Unsecured               Secured
                                             [ ]                    [ ]
---------------------------------------------------------------------------------------
Phone No.                 Fax No.         Secured By
  (  )
---------------------------------------------------------------------------------------
Name                                      Account No.

---------------------------------------------------------------------------------------
Street Address                            Credit Line

---------------------------------------------------------------------------------------
City              State      Zip Code     Unsecured               Secured
                                             [ ]                    [ ]
---------------------------------------------------------------------------------------
Phone No.                 Fax No.         Secured By
  (  )
---------------------------------------------------------------------------------------
Name                                      Account No.

---------------------------------------------------------------------------------------
Street Address                            Credit Line

---------------------------------------------------------------------------------------
City              State      Zip Code     Unsecured               Secured
                                             [ ]                    [ ]
---------------------------------------------------------------------------------------
Phone No.                 Fax No.         Secured By
  (  )
---------------------------------------------------------------------------------------
Name                                      Account No.

---------------------------------------------------------------------------------------
Street Address                            Credit Line

---------------------------------------------------------------------------------------
City              State      Zip Code     Unsecured               Secured
                                             [ ]                    [ ]
---------------------------------------------------------------------------------------
Phone No.                 Fax No.         Secured By
  (  )
---------------------------------------------------------------------------------------

                                   EXHIBIT E




                             TRAINING REQUIREMENTS
                                PROVIDED BY SONY




1st Quarter '97:

WHAT:   PCS-5000 classes

WHEN:   April 1997 -- TBA

HOW:    Register via telephone to Cecile @ 408-955-4231





* Maximum seating in each class is 12, minimum is 6

* Call for additional information